                                                                    Exhibit 10.3
================================================================================
THIRD AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
156575.1
================================================================================

                                                                    July 1, 1996


     THIS THIRD AMENDMENT IS made to the Amended and Restated Loan and Security Agreement (the "Loan Agreement"), which Amended and Restated Loan and Security Agreement took effect on April 6, 1995 as an amendment and restatement of the December 16, 1994 Loan and Security Agreement made between

           The First National Bank of Boston, a national banking association with offices at 100 Federal Street, Boston, Massachusetts, as agent for the ratable benefit of the "Lenders" being:

                The First National Bank of Boston;

                        and

                State Street Bank and Trust Company, a Massachusetts trust company with offices at 225 Franklin Street, Boston, Massachusetts 02110;

                        and

                Citizens Bank of Massachusetts, a Massachusetts savings bank with offices at 55 Summer Street, Boston, Massachusetts 02110


           and

           ACT Manufacturing, Inc., a Massachusetts corporation with its principal executive offices at 108 Forest Avenue, Hudson, Massachusetts 01749 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                  WITNESSETH:

     1..  AGREEMENT TO AMEND
          ------------------

     Provided each of those "Conditions to Amendment" set forth in Section 2, below, is satisfied on or before ................., 1996, the Loan Agreement shall be amended, as set forth below, such amendment to take effect as of
 .................... 1996.

     Section 1-1(b) of the Loan Agreement (Definition of "Loan Cap") is amended to read as follows:

     "Loan Cap": $28,000,000.00 Minus the then aggregate Stated Amount of all
        L/C's.

     Article 3 is amended by the amendment of the following definitions, included therein, to read as follows:

     "Commitment and Commitment Percentage": the following amounts and Percentages during the periods indicated:

=======================================================================
REVOLVING CREDIT:
COMMITMENTS AND PERCENTAGE COMMITMENTS
=======================================================================

LENDER
-----------------------------------------------------------------------
                                DOLLAR COMMITMENT     COMMITMENT
                                TO                    PERCENTAGE OF
                                REVOLVING CREDIT      REVOLVING CREDIT
                                LOANS                 LOANS
                                ($ MILLIONS)/*/
=======================================================================
THE FIRST NATIONAL                    16.8                60 %
BANK OF BOSTON
-----------------------------------------------------------------------
CITIZENS                               5.6                 20
-----------------------------------------------------------------------
STATE STREET                           5.6                 20
-----------------------------------------------------------------------
TOTALS..............                 $28.0               100 %
=======================================================================

     "Termination Date": February 28, 1998.

     EXHIBIT 9-11 (Net Worth Requirement) of the Loan Agreement is amended to read as follows:

        1. Net Worth: The Borrower's Net Worth shall not be less than the following on the date indicated:

========================================================
Date                                   Minimum Net Worth
========================================================
December 31, 1994                         $ 6,000,000.00
========================================================
Immediately after IPO                      28,000,000.00
========================================================
September 30, 1995 to  May 31, 1996        31,414,000.00
========================================================
June 1, 1996 and thereafter                35,000,000.00
========================================================


        2.   CONDITIONS TO EFFECTIVENESS OF AMENDMENT
             ----------------------------------------

        The within Amendment shall be effective if each of the following conditions is satisfied on or before ........................, 1996 and on the date on which such amendment is to take effect, no Suspension Event (as defined in the Loan Agreement) is extant:


            (a) Receipt by the Agent of a Certificate setting forth the text of the resolutions adopted by the Directors of the Borrower authoritizing the Borrower's execution of the within Amendment, and attesting to the authority of the persons who executed the within Amendment on behalf of the Borrower.

            (b) Receipt by the Agent of a Certificate, executed by the Borrower's President and its Chief Financial Officer, respectively confirming that no Suspension Event is then extant.

            (c) Receipt by the Agent of an opinion of counsel to the Borrower as to the due execution and effectiveness of the within Amendment (which opinion is subject only to the same qualifications as had been included in the opinion delivered by that counsel at the initial execution of the Loan Agreement).

        The Borrower hereby represents that, at the execution of the within Agreement, no Suspension Event has occurred.

        Except as amended hereby, or by the First or the Second Amendment to the Loan Agreement, all terms and conditions of the Loan Agreement shall remain in full force and effect.



                                ACT MANUFACTURING, INC.
                                              (The "Borrower")

                                By /s/ Douglass C. Greenlaw
                                  --------------------------------

                                Its Chief Financial Officer
                                   -------------------------------


THE FIRST NATIONAL BANK OF BOSTON
                    ("Agent")

By /s/ George Mandt
  --------------------------------

Its Vice President
   -------------------------------

                                 The "Lenders"

THE FIRST NATIONAL BANK OF BOSTON        STATE STREET BANK AND TRUST COMPANY


By  /s/ George Mandt                     By /s/ F. Andrew Beise
  --------------------------------         --------------------------------

Its Vice President                       Its Vice President
   -------------------------------          --------------------------------

CITIZENS BANK OF MASSACHUSETTS

By /s/ Kathryn Bacastow
  --------------------------------

Its Senior Vice President
   -------------------------------